Exhibit 31.2
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          Sarbanes - Oxley Section 302(a) Certification
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I, James J. Judge, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Boston Edison Company (Boston Edison);

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Boston Edison as of, and for, the periods presented in this quarterly report;

4. Boston Edison's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
     13a-15 and 15d-15(e)) for Boston Edison and we have:

     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Boston Edison, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of Boston Edison's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report, based on such evaluation; and

     c) disclosed in this quarterly report any change in Boston Edison's internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Boston Edison's internal control over financial reporting.

5. Boston Edison's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Boston Edison's auditors and the audit committee of NSTAR's board of trustees:

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Boston Edison's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in Boston Edison's internal control over financial reporting.


Date:  August 8, 2003      By:   /s/ JAMES J. JUDGE
                                James J. Judge
                                Senior Vice President,
                                Treasurer and Chief Financial Officer

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